Execution Copy

THIS OFFER AND SALE OF THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR QUALIFIED UNDER ANY STATE OR NON-U.S. SECURITIES LAWS. THE WARRANT IS BEING
OFFERED AND SOLD IN RELIANCE ON THE EXEMPTIONS AFFORDED BY REGULATION D PROMULGATED UNDER THE SECURITIES ACT. THE WARRANT MAY NOT BE TRANSFERRED OR RESOLD WITHOUT REGISTRATION AND QUALIFICATION UNDER THE SECURITIES ACT AND APPLICABLE STATE AND NON-U.S. SECURITIES LAWS, UNLESS AN EXEMPTION FROM
REGISTRATION AND QUALIFICATION UNDER THE SECURITIES ACT AND SUCH LAWS IS THEN AVAILABLE.

THIS WARRANT AGREEMENT HAS NOT BEEN FILED WITH OR REVIEWED OR APPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR BY THE ATTORNEY GENERAL OR SECURITIES AGENCY OF ANY STATE OR NON-U.S. JURISDICTION. NONE OF THE FOREGOING HAS PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING OR THE WARRANT. ANY REPRESENTATION TO THE CONTRARY IS ILLEGAL.


                                WARRANT AGREEMENT


                                     between


                         L-3 COMMUNICATIONS CORPORATION,

                                 as the Investor


                                       and

                       INNOVATIVE MICRO TECHNOLOGY, INC.,

                                 as the Company





                           Dated as of August 1, 2002

     WARRANT AGREEMENT dated as of August 1, 2002 (the "Warrant Agreement"), between L-3 Communications Corporation, a Delaware corporation (the "Investor"), and Innovative Micro Technology, Inc., a Delaware corporation (the "Company").

                                R E C I T A L S:
                                - - - - - - - --

     WHEREAS, the Company and the Investor are parties to a Stock Purchase Agreement dated as of August 1, 2002 (as modified and supplemented and in effect from time to time, the "Purchase Agreement") that provides for the issuance and sale by the Company to the Investor at the Closing (as defined therein), of 935,000 shares of the Company's common stock, par value $0.0001 per share (the "Common Stock"); and

     WHEREAS, it is a condition to the obligations of the Investor pursuant to the Purchase Agreement that the parties execute and deliver this Agreement, providing for the issuance and delivery to the Investor of warrants for the purchase of (i) a warrant for the purchase of up to 167,000 additional shares of Common Stock at $5.35 per share, for a period of 18 months from the date hereof (the "18-Month Warrant") and (ii) a warrant for the purchase of up to 700,000 additional shares of Common Stock at $7.29 per share, for a period of three years from the date hereof (the "Three-Year Warrant" and, collectively with the 18-Month Warrant and warrants issued in substitution or on subdivision of either of them, the "Warrants").

     NOW, THEREFORE, in consideration of the mutual covenants, agreements, representations and warranties made herein and other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the parties hereto agree as follows:

                                   Article I
                                   DEFINITIONS

     Section 1.1 Definitions. The terms defined in this Agreement, whenever used in herein, shall have the respective meanings indicated below for all purposes of this Agreement. Capitalized terms used in this Agreement without definition shall have the respective meanings given to them in the Purchase Agreement.

                                   Article II
                              GRANT OF THE WARRANTS

     Section 2.1 Grant of Warrants.  The Company  hereby  grants to the Investor
(i) the 18-Month Warrant, providing for the purchase of up to 167,000 shares of Common Stock at $5.35 per share at any time prior to February 1, 2004 third anniversary of the date of this Warrant Agreement, representing on the date of this Agreement approximately 2.28 percent of the outstanding Common Stock after exercise of the Warrant and issuance of the Common Stock as provided in the Purchase Agreement, and assuming issuance of all shares of Common Stock pursuant to any options, warrants, convertible securities, subscription rights or otherwise which are in existence or outstanding as of the date of this Agreement plus shares of Common Stock issuable upon the issuance and exercise of all unissued stock options available for grant under the Company's Stock Option Plan, but not the exercise of the Three-Year Warrant; and (ii) the Three-Year

Warrant, providing for the purchase of up to 700,000 shares of Common Stock at $7.29 per share at any time prior to August 1, 2005 (the "Expiration Date"), representing on the date of this Agreement approximately 7.87 percent of the outstanding Common Stock after exercise of the Warrant and issuance of the Common Stock as provided in the Purchase Agreement, and assuming issuance of all shares of Common Stock pursuant to any options, warrants, convertible securities, subscription rights or otherwise which are in existence or outstanding as of the date of this Agreement plus shares of Common Stock issuable upon the issuance and exercise of all unissued stock options available for grant under the Company's Stock Option Plan, but not the exercise of the 18-Month Warrant. The shares of Common Stock deliverable to the Investor upon exercise of the Warrants are sometimes collectively referred to as the "Warrant Shares". The last day for exercise of each of the respective warrants is referred to herin as the "Expiration Date."

     Section 2.2 Forms of Warrant. The Warrants will be in the form of Annex A and Annex B to this Agreement. On the date hereof the Company shall deliver to the Investor a single certificate representing each of the Warrants registered in the name of the Investor, except that, if the Investor shall notify the Company in writing at any time following such issuance that it desires certificates representing the Warrant in other denominations or registered in the name or names of any nominee or nominees for its benefit, then subject to
Section 2.3 certificates representing the Warrant shall be issued to the Investor in the denominations and registered in the name or names specified in such notice.

     Section 2.3 Securities Act Compliance. The Investor understands that the Company has not registered the Warrants or the Warrant Shares under the Securities Act and the Investor agrees that neither the Warrants nor the Warrant Shares shall be sold, transferred or offered for sale without registration under the Securities Act or the availability of an exemption therefrom.

     Section 2.4 Investor Representations and Warranties. The Investor hereby represents and warrants to the Company that:

     Purchase Entirely for Own Account. The Warrants and the Common Stock issuable upon exercise thereof (collectively, the "Securities") are being acquired for investment for the Investor's own account not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Investor has no present intention of selling, granting any participation in, or otherwise distributing same.

     (a) Disclosure of Information. The Investor believes it has received all the information it considers necessary or appropriate for deciding whether to purchase the Securities. The Investor further represents that it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Securities and the business, properties, prospects and financial condition of the Company.

     (b) Investment Experience. The Investor is an investor in securities of companies in the development stage and acknowledges that it is able to fend for itself, can bear the economic risk of its investment, and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Securities. The Investor also represents it has not been organized for the purpose of acquiring the Securities. Such Investor acknowledges that any investment in the Securities involves a high degree of risk, and represents that it is able, without materially impairing its financial condition, to hold the Securities for an indefinite period of time and to suffer a complete loss of its investment.

     (c) Accredited Investor. The Investor is an "accredited investor" within the meaning of Rule 501 of Regulation D under the Securities Act, as presently in effect; the Investor is a corporation not formed for the specific purpose of acquiring the Securities, with total assets in excess of $5,000,000.

     (d) Restricted Securities. The Investor understands that the Securities it is purchasing are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Act only in certain limited circumstances. In this connection, the Investor represents that it is familiar with SEC Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Act. THE INVESTOR UNDERSTANDS AND ACKNOWLEDGES HEREIN THAT AN INVESTMENT IN THE COMPANY'S SECURITIES INVOLVES AN EXTREMELY HIGH DEGREE OF RISK AND MAY RESULT IN A COMPLETE LOSS OF ITS INVESTMENT. The Investor understands that the Securities have not been and will not be registered under the Securities Act and have not been and will not be registered or qualified in any state in which they are offered, and thus the Investor will not be able to resell or otherwise transfer the Securities unless they are registered under the Act and registered or qualified under applicable state securities laws, or an exemption from such registration or qualification is available. The Investor has no immediate need for liquidity in connection with this investment and does not anticipate that the Investor will be required to the Securities in the foreseeable future.

     (e) Further limitations on Disposition. Without in any way limiting the representations set forth above, the Investor further agrees not to make any disposition of all or any portion of the Securities unless and until the transferee has agreed in writing for the benefit of the Company to be bound by this Section 2.4.

     (f) Legends. The Securities shall bear legends substantially as shown in the Form of Warrant attached hereto.

     (g) No Reliance on Others. The Investor acknowledges that it is not relying upon any person, firm or corporation, other than the Company and its officers and directors, in making its investment or decision to invest in the Company.

                                  Article III
                                  MISCELLANEOUS

     Section 3.1 Severability. If any provision of this Agreement, including any phrase, sentence, clause, Section or subsection is inoperative or unenforceable for any reason, such circumstances shall not have the effect of rendering the provision in question inoperative or unenforceable in any other case or circumstance, or of rendering any other provision or provisions herein contained invalid, inoperative, or unenforceable to any extent whatsoever.

     Section 3.2 Notices. All notices, requests, demands, approvals, consents, waivers and other communications required or permitted to be given under this Agreement (each, a "Notice") shall be in writing and shall be (a) delivered personally, (b) mailed by first-class or certified mail, return receipt requested, postage prepaid, (c) sent by next-day or overnight mail or delivery, or (d) sent by facsimile transmission, provided that the original copy thereof also is sent by first class or certified mail or by overnight delivery.

(a)      if to the Investor, to:

                  L-3 Communications Corporation
                  600 Third Avenue
                  New York, NY  10016
                  Facsimile:  (212) 805-5494
                  Attention:  Christopher C. Cambria, Esq.

(b)      if to the Company, to:

                  Innovative Micro Technology, Inc.
                  75 Robin Hill Road
                  Santa Barbara, CA 93117
                  Facsimile:  (805) 967-2677
                  Attention:  John Foster, President

         with a copy to (which shall not comprise Notice) to:

                  James J. Slaby, Esq.
                  Sheppard, Mullin, Richter & Hampton LLP
                  333 South Hope Street
                  Los Angeles, CA  90081
                  Facsimile:  (213) 620-1398

or, in each case, at such other address as may be specified in a Notice to the other party hereto. All Notices shall be deemed effective and given upon receipt.

     Section 3.3 Attorneys' Fees. If any party hereto initiates any legal action arising out of or in connection with this Agreement, the prevailing party shall be entitled to recover from the other party all reasonable attorneys' fees, expert witness fees and expenses incurred by the prevailing party in connection therewith.

     Section 3.4 Liability for Transfer Taxes. The Company shall be responsible for and pay in a timely manner all sales, use, value added, documentary, stamp, gross receipts, registration, transfer, conveyance, excise, recording, license and other similar taxes and fees ("Transfer Taxes"), arising out of or in connection with or attributable to the transactions effected pursuant to this Agreement. Each party hereto shall prepare and timely file all Tax Returns required to be filed in respect of Transfer Taxes that are the primary responsibility of such party under applicable law; provided, however, that such party's preparation of any such Tax Returns shall be subject to the other party's approval, which approval shall not be withheld or delayed unreasonably.

     Section 3.5 Headings The headings contained in this Agreement are for purposes of convenience only and shall not affect the meaning or interpretation of this Agreement.

     Section 3.6 Entire Agreement. This Agreement (including the Annexes hereto) and the Stock Purchase Agreement constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.

     Section 3.7 Counterparts. This Agreement may be executed (including by facsimile transmission) with counterpart signature pages or in several counterparts, each of which shall be deemed an original and all of which shall together constitute one and the same instrument.

     Section 3.8 GOVERNING LAW, ETC.

     (a) THIS AGREEMENT SHALL BE GOVERNED IN ALL RESPECTS, INCLUDING AS TO VALIDITY, INTERPRETATION AND EFFECT, BY THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS RULES THEREOF.

     (b) EACH OF THE INVESTOR AND THE COMPANY HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA LOCATED IN THE CITY OF NEW YORK SOLELY IN RESPECT OF THE INTERPRETATION AND ENFORCEMENT OF THE PROVISIONS OF THIS AGREEMENT AND OF THE DOCUMENTS REFERRED TO IN THIS AGREEMENT, AND HEREBY WAIVE, AND AGREE NOT TO ASSERT, AS A DEFENSE IN ANY ACTION, SUIT OR PROCEEDING FOR THE INTERPRETATION OR ENFORCEMENT HEREOF OR OF ANY SUCH DOCUMENT, THAT IT IS NOT SUBJECT THERETO OR THAT SUCH ACTION, SUIT OR PROCEEDING MAY NOT BE BROUGHT OR IS NOT MAINTAINABLE IN SAID COURTS OR THAT THE VENUE THEREOF MAY NOT BE APPROPRIATE OR THAT THIS AGREEMENT OR ANY OF SUCH DOCUMENT MAY NOT BE ENFORCED IN OR BY SAID COURTS, AND THE PARTIES HERETO IRREVOCABLY AGREE THAT ALL CLAIMS WITH RESPECT TO SUCH ACTION OR PROCEEDING SHALL BE HEARD AND DETERMINED IN SUCH A NEW YORK STATE OR FEDERAL COURT. EACH OF THE INVESTOR AND THE COMPANY HEREBY CONSENTS TO AND GRANTS ANY SUCH COURT JURISDICTION OVER THE PERSON OF SUCH PARTIES AND OVER THE SUBJECT MATTER OF ANY SUCH DISPUTE AND AGREES THAT MAILING OF PROCESS OR OTHER PAPERS IN CONNECTION WITH ANY SUCH ACTION OR PROCEEDING IN THE MANNER PROVIDED IN SECTION 3.2, OR IN SUCH OTHER MANNER AS MAY BE PERMITTED BY LAW, SHALL BE VALID AND SUFFICIENT SERVICE THEREOF.

     (c) JURY TRIAL WAIVER. THE INVESTOR AND THE COMPANY EACH WAIVE ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING INSTITUTED BY EITHER OF THEM
AGAINST THE OTHER THAT PERTAINS DIRECTLY OR INDIRECTLY TO THIS AGREEMENT, THE WARRANT, ANY ALLEGED TORTIOUS CONDUCT BY THE INVESTOR OR THE COMPANY, OR IN ANY WAY, DIRECTLY OR INDIRECTLY, ARISES OUT OF OR RELATES TO THE RELATIONSHIP BETWEEN INVESTOR AND COMPANY.

     Section 3.9 Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors and permitted assigns.

     Section 3.10 Assignment. This Agreement shall not be assignable or otherwise transferable by any party hereto without the prior written consent of the other parties hereto.

     Section 3.11 Amendment; Waivers, etc. No discharge of this Agreement, and no waiver hereunder, shall be valid or binding unless set forth in writing and duly executed by the holders of Warrants evidencing two-thirds in number of the total number of Stock Units at the time purchasable upon the exercise of all then outstanding Warrants. For the purpose of determining whether the holders of outstanding Warrants entitled to purchase a requisite number of Stock Units at any time have taken any action authorized by this Warrant, any Warrants owned by the Company or any Affiliate of the Company shall be deemed not to be outstanding. The terms and conditions at this Warrant Agreement may be waived or discharged only in writing. Any such waiver shall constitute a waiver only with respect to the specific matter described in such writing and shall in no way impair the rights of the party granting such waiver in any other respect or at any other time. Neither the waiver by any of the parties hereto of a breach of or a default under any of the provisions of this Agreement, nor the failure by any of the parties, on one or more occasions, to enforce any of the provisions of this Agreement or to exercise any right or privilege hereunder, shall be construed as a waiver of any other breach or default of a similar nature, or as a waiver of any of such provisions, rights or privileges hereunder. No amendment or modification of this Agreement shall be effective unless in a writing executed by the holders of two-thirds of the Warrant Shares.

     Section 3.12 Specific Performance. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any court of the United States or any state having jurisdiction, this being in addition to any other remedy to which they are entitled at law or in equity.

                            [Signature Page Follows]

     IN WITNESS WHEREOF, the parties hereto have duly executed this Warrant Agreement as of the date first above written.


                                     L-3 COMMUNICATIONS CORPORATION



                                     By:_________________________
                                         Name:
                                         Title:



                                     INNOVATIVE MICRO TECHNOLOGY, INC.



                                     By:_________________________
                                         Name:
                                         Title:

                                     ANNEX A

                                 Form of Warrant


THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAW OF ANY STATE AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL THAT REGISTRATION IS NOT REQUIRED UNDER THE ACT OR UNLESS SOLD PURSUANT TO RULE 144 UNDER THE ACT OR ANY OTHER LEGAL EXEMPTION UNDER THE ACT.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A STOCK PURCHASE AGREEMENT BETWEEN INNOVATIVE MICRO TECHNOLOGY, INC. (THE "COMPANY") AND L-3 COMMUNICATIONS CORPORATION, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY. NO TRANSFER, SALE, ASSIGNMENT, EXCHANGE, LICENSE, MORTGAGE, PLEDGE, CREATION OF A SECURITY INTEREST IN OR LIEN UPON, HYPOTHECATION OR OTHER VOLUNTARY OR INVOLUNTARY DISPOSITION (EACH, A "TRANSFER") OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY BE MADE EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF THE STOCK PURCHASE AGREEMENT. THE HOLDER OF THIS CERTIFICATE, BY ACCEPTANCE OF THIS CERTIFICATE, AGREES TO BE BOUND BY ALL THE PROVISIONS OF SUCH STOCK PURCHASE AGREEMENT.


                                     WARRANT
            to purchase Common Stock, par value $0.0001 per share, of
                        INNOVATIVE MICRO TECHNOLOGY, INC.
             Commencing August 1, 2002 and expiring February 1, 2004


     THIS IS TO CERTIFY THAT L-3 COMMUNICATIONS CORPORATION, or registered assigns, is entitled to purchase from INNOVATIVE MICRO TECHNOLOGY, INC., a Delaware corporation (the "Company"), at any time on and after August 1, 2002 but not later than 5:00 P.M., New York Time, on February 1, 2004 (the
"Expiration Date"), 167,000 Stock Units, in whole or in part, at a purchase price of $5.35 per share of Common Stock (the "Exercise Price"), or $893,450 in the aggregate, all on the terms and conditions hereinbelow provided.

                                   Article I
                               CERTAIN DEFINITIONS

     Section 1.1 Certain Definitions. As used in this Warrant, unless the context otherwise requires:

     "Additional Shares of Common Stock": means all shares of Common Stock issued by the Company after the date hereof, other than (i) the Warrant Shares,
(ii) shares issued upon the exercise of any options, warrants or other rights presently outstanding to subscribe for or purchase any shares of Common Stock or Convertible securities, or (iii) shares which may be granted or issued upon the exercise of any options which may hereafter be granted or exercised under the Company's 2001 Stock Incentive Plan or under any other employee benefit plan of the Company approved by the Company's Board of Directors; or (iv) any shares of Common Stock sold to the public or the underwriter in a public offering, or upon exercise of warrants comprising or underlying any units sold in the Company's initial public offering, including any shares or warrants underlying the underwriter's warrants or securities purchase option. The shares of Common Stock and warrants to be issued pursuant to the Company's Third Amended Plan or Reorganization Under Chapter 11 of the Bankruptcy Code, dated as of September 24, 2001, and any securities to be issued on exercise or conversion thereof, regardless of the actual date of issuance, shall not be deemed Additional Shares of Common Stock.

     "Affiliate": of a specified Person means a Person that directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such specified Person or a member of such specified Person's immediate family. "Control" (including the terms "controlled by" and "under common control with") means the possession, directly or indirectly, of the power to direct or cause the direction of the management policies of a Person, whether through the ownership of voting securities, by contract or credit arrangement, as trustee or executor, or otherwise.

     "Board": means the Board of Directors of the Company.

     "Business Day": means any day which is not a Saturday, Sunday or day on which banks are authorized by law to be closed in the State of New York.

     "Common Stock": means the Company's authorized Common Stock, par value $0.0001 per share, irrespective of class unless otherwise specified, as constituted on the date of original issuance of this Warrant, and any stock into which such Common Stock may thereafter be changed, and also shall include stock of the Company of any other class which is not preferred as to dividends or assets over any other class of stock of the Company and which is not subject to redemption that the Company hereafter may issue.

     "Convertible Securities": means evidences of indebtedness, shares of stock or other securities which are convertible into or exchangeable for Additional Shares of Common Stock, either immediately or upon the arrival of a specified date or the happening of a specified event.

     "Current Market Value": is defined in Section 4.2.

     "Exercise Price": per share of Common Stock, means, for the purpose of any provision of this Warrant, $5.35 on the Original Issue Date and, at any subsequent date, $5.35 per share as adjusted pursuant to Section 4.11 hereof.

     "holder": in respect of any security at any time means the Person then registered on the books of the Company as the owner of such security.

     "Original Issue Date": means August 1, 2002.

     "Person":  means  any  natural  person,  firm,  partnership,   association,
corporation,   company,   limited  liability  company,  trust,  business  trust,
governmental authority or other entity.

     "Securities Act": means the Securities Act of 1933, as amended, or any successor or similar law then in force.

     "Stock Purchase Agreement": means that certain Stock Purchase Agreement between L-3 Communications Corporation and the Company dated as of August 1, 2002, as amended or modified from time to time.

     "Stock Unit": means one share of Common Stock, as such Common Stock was constituted on the date of original issue of this Warrant, and thereafter shall mean such number of shares (including any fractional shares) of Common Stock and other securities, cash or other property, if any, as shall result from the adjustments specified in Article IV hereof.

     "Subsidiaries": means each corporation or other Person in which a Person owns or controls, directly or indirectly, capital stock or other equity interests representing more than 50% of the outstanding voting stock or other equity interests.

     "Warrant": means the Warrant dated as of the Original Issue Date, originally issued by the Company to L-3 Communications Corporation pursuant to the Stock Purchase Agreement, evidencing rights to purchase Stock Units, and all Warrants issued upon transfer, division or combination of, or in substitution therefor. All Warrants shall at all times be identical as to terms and conditions and date, except as to the number of Stock Units for which they may be exercised.

     "Warrant Agreement": means the Warrant Agreement dated as of August 1, 2002 between the Company and L-3 Communications Corporation for the purchase of Common Shares at $5.35 per share, as such Warrant Agreement shall be modified and supplemented and in effect from time to time.

     "Warrant Shares": means the shares of Common Stock purchasable by the holders of the Warrant upon the exercise thereof.

                                   Article II
                               EXERCISE OF WARRANT

     Section 2.1 Procedure for Exercise. Subject to the provisions of Section 2.2, the holder of this Warrant may, at any time on and after August 1, 2002,

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
but not later than the Expiration Date, exercise this Warrant in whole at any time or in part from time to time for the number of Stock Units which such holder is then entitled to purchase hereunder. In order to exercise this Warrant, in whole or in part, the holder hereof shall deliver to the Company, at its office maintained for such purpose pursuant to Section 11.1 hereof, (a) a written notice of such holder's election to exercise this Warrant (a "Subscription Notice"), which shall specify (i) the number of Stock Units to be purchased and delivered to the holder, provided that such number shall be at least the lesser of 1,000 or the total number of Stock Units for which the Warrant may be exercised, (ii) the aggregate Exercise Price therefor, (iii) the denomination or denominations of the certificates for Warrant Shares to be delivered to the holder and (iv) the name or names in which such certificates are to be issued, (b) payment of the aggregate Exercise Price by certified or official bank check payable to the order of the Company or by wire transfer of immediately available funds to the account designated by the Company, and (c) this Warrant. Such notice may be in the form of the Subscription Notice set out at the end of this Warrant.

     Section 2.2 Fulfillment by the Company. Upon receipt of a Subscription Notice, payment of the aggregate Exercise Price and receipt of such other information reasonably required by the Company or its transfer agent, the Company shall, as promptly as practicable and in any event within five Business Days thereafter, cause to be executed and delivered to the holder: (i) a certificate or certificates representing the aggregate number of fully paid and nonassessable Warrant Shares issuable upon such exercise, free from all taxes, liens and charges with respect to the issuance thereof (except income tax liability of the holder, if any), (ii) in the case of partial exercise, statement of total number of Stock Units still eligible for exercise under the warrant (i.e., 167,000 less number already exercised), and (iii) any other documentation reasonably required by the Investor.

     Section 2.3 Names and Denominations of Issuance. The stock certificate or certificates for Warrant Shares so delivered shall be in such denominations as may be specified in the Subscription Notice and shall be registered in the name of such holder or such other name or names as shall be designated in the Exercise Notice. Such certificate or certificates shall be deemed to have been issued and such holder or any other person so designated to be named therein shall be deemed to have become a holder of record of such shares, including to the extent permitted by law the right to vote such shares or to consent or to receive notice as a stockholder, as of the time the Subscription Notice is received by the Company as aforesaid. If this Warrant shall have been exercised only in part, the Company shall, at the time of delivery of said certificate or certificates, either (i) deliver to such holder a new Warrant dated the date it is issued, evidencing the rights of such holder to purchase the remaining Stock Units called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant, or (ii), at the request of such holder, appropriate notation may be made on this Warrant and the same returned to such holder.

     Section 2.4 No Fractional Shares; Current Market Value. The Company shall not be required to issue fractions of shares, upon exercise of this Warrant or otherwise, or to distribute certificates that evidence fractional shares. With respect to any fraction of a share called for upon any exercise hereof, the Company shall pay to the holder an amount in cash equal to such fraction multiplied by the "Current Market Value," determined as follows:

          (1) If the Common Stock is listed on a national securities exchange or listed for trading on the Nasdaq National Market System ("NMS"), the Current Market Value shall be the average of the last reported sale price of the Common Stock on such exchange on each of the last ten business days prior to the date of determination, or for any day which no such sale is made or no closing sale price is quoted, the average of the closing bid and asked prices for such day on such exchange or system; or

          (2) If the Common Stock is not listed, the Current Market Value shall be an amount determined in such reasonable manner as may be prescribed in good faith by the Board of Directors of the Company.


                                  Article III
                       TRANSFER, DIVISION AND COMBINATION

     Section 3.1 Warrant Transferrable. Subject to Sections 5.3, 5.4 and 5.5 of the Stock Purchase Agreement and the Securities Act restrictions referred to in
Section 3.1 of this Warrant, this Warrant and all rights hereunder are transferable, in whole or in part, on the books of the Company to be maintained for such purpose, upon surrender of this Warrant at the office of the Company maintained for such purpose pursuant to Section 10.1 hereof, together with a written assignment of this Warrant duly executed by the holder hereof or its agent or attorney and payment of funds sufficient to pay any stock transfer taxes payable upon the making of such transfer. Upon such surrender and payment the Company shall, execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denominations specified in such instrument of assignment, and this Warrant shall promptly be canceled.

     Section 3.2 Division and Combination. This Warrant may, subject to Sections 5.3, 5.4 and 5.5 of the Stock Purchase Agreement and the Securities Act restrictions referred to in Section 3.1 of this Warrant, be divided or combined with other Warrants upon presentation at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the holder hereof or its agent or attorney. Subject to compliance with the next preceding paragraph and with any applicable Securities Act restrictions,, as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.

                                   Article IV
                   ADJUSTMENT OF STOCK UNIT AND EXERCISE PRICE

     Section 4.1 Adjustment Generally. The number of shares of Common Stock comprising a Stock Unit and the Exercise Price at which a share of Common Stock may be purchased upon exercise of this Warrant shall each be subject to adjustment from time to time as set forth in this Article IV.

     Section 4.2 Stock Dividends, Subdivisions and Combinations. In case at any time or from time to time the Company shall (a) take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend payable in, or other distribution of, Common Stock; (b) subdivide its outstanding shares of Common Stock into a larger number of shares of Common Stock; or (c) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock, then the number of shares of Common Stock comprising a Stock Unit immediately after the happening of any such event shall be adjusted so as to consist of the number of shares of Common Stock which a record holder of the number of shares of Common Stock comprising a Stock Unit immediately prior to the happening of such event would own or be entitled to receive after the happening of such event.

     Section 4.3 Certain Other Dividends and Distributions. In case at any time or from time to time the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive any dividend or other distribution of

     (a) cash (other than a cash dividend or distribution payable out of funds legally available for the payment of dividends under the laws of the jurisdiction of incorporation of the Company, to the extent, but only to the extent, that the aggregate of all such dividends paid or declared after the date hereof, does not exceed the consolidated net income of the Company and its consolidated Subsidiaries, if any, earned subsequent to the date hereof determined in accordance with generally accepted accounting principles); or

     (b) any evidence of its indebtedness (other than Convertible Securities), any shares of its stock (other than Additional Shares of Common Stock) or any other securities or property of any nature whatsoever (other than cash and other than Convertible Securities or Additional Shares of Common Stock); or

     (c) any warrants or other rights to subscribe for or purchase any evidences of its indebtedness (other than Convertible Securities), any shares of its stock (other than Additional Shares of Common Stock) or any other securities or property of any nature whatsoever (other than cash and other than Convertible Securities or Additional Shares of Common Stock), then the number of shares of Common Stock thereafter comprising a Stock Unit shall be adjusted to that number determined by multiplying the number of shares of Common Stock comprising a Stock Unit immediately prior to such adjustment by a fraction (i) the numerator of which shall be the Exercise Price at the date of taking such record, and (ii) the denominator of which shall be such Exercise Price per share minus the portion applicable to one share of Common Stock of any such cash so distributable and of the fair value of any and all such evidences of indebtedness, shares of stock, other securities or property, or warrants or other subscription or purchase rights, so distributable. Such fair value shall be determined in good faith by the Board, provided that if such determination is objected to by the holders of Warrants entitled to purchase a majority of the Stock Units covered by all Warrants, such determination shall be made by an independent appraiser selected by the Board and not objected to by such holders. A reclassification of the Common Stock into shares of Common Stock and shares of any other class of stock shall be deemed a distribution by the Company to the holders of its Common Stock of such shares of such other class of stock within the meaning of this Section 4.3 and, if the outstanding shares of Common Stock shall be changed into a larger or smaller number of shares of Common Stock as a part of such reclassification, shall be deemed a subdivision or combination, as the case may be, of the outstanding shares of Common Stock within the meaning of
Section 4.2 hereof.

     Section 4.4 Issuance of Additional Shares of Common Stock. In case at any time or from time to time the Company shall (except as hereinafter provided) issue any Additional Shares of Common Stock for a consideration per share less than the Current Market Value, then the number of shares of Common Stock thereafter comprising a Stock Unit shall be adjusted to that number determined by multiplying the number of shares of Common Stock comprising a Stock Unit immediately prior to such adjustment by a fraction (i) the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to the issuance of such Additional Shares of Common Stock plus the number of such Additional Shares of Common Stock so issued, and (ii) the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to the issuance of such Additional Shares of Common Stock plus the number of shares of Common Stock which the aggregate consideration for the total number of such Additional Shares of Common Stock so issued would purchase at the then current Exercise Price. For purposes of this Section 4.4, the date as of which the Current Market Value shall be computed shall be the earlier of (1) the date on which the Company shall enter into a firm contract for the issuance of such Additional Shares of Common Stock and (2) the date of actual issuance of such Additional Shares of Common Stock. This Section 4.4 shall not apply to any issuance of Additional Shares of Common Stock for which an adjustment is provided under Section 4.2 hereof. No adjustment of the number of shares of Common Stock comprising a Stock Unit shall be made under this Section 4.4 upon the issuance of any Additional Shares of Common Stock which are issued pursuant to the exercise of any warrants or other subscription or purchase rights or pursuant to the exercise of any conversion or exchange rights in any Convertible Securities, if any such adjustment shall previously have been made upon the issuance of such warrants or other rights or upon the issuance of such Convertible Securities (or upon the issuance of any warrant or other rights therefor) pursuant to Section 4.5 hereof.

     Section 4.5 Issuance of Warrants or Other Rights. In case at any time or from time to time the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a distribution of, or shall otherwise issue, any warrants or other rights to subscribe for or purchase any Additional Shares of Common Stock or any Convertible Securities and the consideration per share for which additional shares of Common Stock may at any time thereafter be issuable pursuant to such warrants or other rights or pursuant to the terms of such Convertible Securities shall be less than the Current Market Value, then the number of shares of Common Stock thereafter comprising a Stock Unit shall be adjusted as provided in Section 4.4 hereof on the basis that (i) the maximum number of Additional Shares of Common Stock issuable pursuant to all such warrants or other rights or necessary to effect the conversion or exchange of all such Convertible Securities shall be deemed to have been issued as of (and, accordingly, the date as of which the Exercise Price shall be computed shall be) the computation date specified in the last sentence of this Section 4.5, and (ii) the aggregate consideration for such maximum number of Additional Shares of Common Stock shall be deemed to be the minimum consideration received and receivable by the Company for the issuance of such Additional Shares of Common Stock pursuant to such warrants or other rights or pursuant to the terms of such Convertible Securities. For purposes of this
Section 4.5, the computation  date for clause (i) above shall be the earliest of
(A) the date on which the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive any such warrants or other rights, (B) the date on which the Company shall enter into a firm contract for the issuance of such warrants or other rights, and (C) the date of actual issuance of such warrants or other rights.

     Section 4.6 Issuance of Convertible Securities. In case at any time or from time to time the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a distribution of, or shall otherwise issue, any Convertible Securities and the consideration per share for which Additional Shares of Common Stock may at any time thereafter be issuable pursuant to the terms of such Convertible Securities shall be less than the Current Market Value, then the number of shares of Common Stock thereafter comprising a Stock Unit shall be adjusted as provided in Section 4.4 hereof on the basis that (i) the maximum number of Additional Shares of Common Stock necessary to effect the conversion or exchange of all such Convertible
Securities shall be deemed to have been issued as of the computation date specified in the penultimate sentence of this Section 4.6, and (ii) the aggregate consideration for such maximum number of Additional Shares of Common Stock shall be deemed to be the minimum consideration received and receivable by the Company for the issuance of such Additional Shares of Common Stock pursuant to the terms of such Convertible Securities. For purposes of this Section 4.6, the computation date for clause (i) above shall be the earliest of (A) the date on which the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive any such Convertible Securities, (B) the date on which the Company shall enter into a firm contract for the issuance of such Convertible Securities, and (C) the date of actual issuance of such Convertible Securities. No adjustment of the number of shares of Common Stock comprising a Stock Unit shall be made under this Section 4.6 upon the issuance of any Convertible Securities which are issued pursuant to the exercise of any warrants or other subscription or purchase rights therefor, if any such adjustment shall previously have been made upon the issuance of such warrants or other rights pursuant to Section 4.5 hereof.

     Section 4.7 Superseding Adjustment of Stock Unit. If, at any time after any adjustment of the number of shares comprising a Stock Unit shall have been made pursuant to Sections 4.5 or 4.6 hereof on the basis of the issuance of warrants or other rights or the issuance of other Convertible Securities, or after any new adjustment of the number of shares comprising a Stock Unit shall have been made pursuant to this Section 4.7, (a) such warrants or rights or the right of conversion or exchange in such other Convertible Securities shall expire, and a portion of such warrants or rights, or the right of conversion or exchange in respect of a portion of such other Convertible Securities, as the case may be, shall not have been exercised and (b) the consideration per share, for which shares of Common Stock are issuable pursuant to such warrants or rights or the terms of such other Convertible Securities, shall be increased solely by virtue of provisions therein contained for an automatic increase in such consideration per share upon the arrival of a specified date or the happening of a specified event, such previous adjustment in the Warrants shall be rescinded and annulled and the Additional Shares of Common Stock which were deemed to have been issued by virtue of the computation made in connection with the adjustment so rescinded and annulled shall no longer be deemed to have been issued by virtue of such computation. Thereupon, a recomputation shall be made of the effect of such rights or options or other Convertible Securities on the basis of treating the number of Additional Shares of Common Stock, if any, theretofore actually issued or issuable pursuant to the previous exercise of such warrants or rights or such right of conversion or exchange, as having been issued on the date or dates of such issuance as determined for purposes of such previous adjustment and for the consideration actually received and receivable therefor, and treating any such warrants or rights or any such other Convertible Securities which then remain outstanding as having been granted or issued immediately after the time of such increase of the consideration per share for such shares of Common Stock are issuable under such warrants or rights or other Convertible Securities, and, if and to the extent called for by the foregoing provisions of this Article IV on the basis aforesaid, a new adjustment of the number of shares comprising a Stock Unit shall be made, which new adjustment shall supersede the previous adjustment so rescinded and annulled.

     Section 4.8 Other Provisions  Applicable to Adjustments  Under this Article
IV. The following provisions shall be applicable to the making of adjustments of the number of shares of Common Stock comprising a Stock Unit hereinbefore provided for in this Article IV:

     (a) Treasury Stock. The sale or other disposition of any issued shares of Common Stock owned or held by or for the account of the Company shall be deemed an issuance thereof for the consideration paid at the time of such sale or disposition.

     (b) Computation of Consideration. To the extent that any Additional Shares of Common Stock or any Convertible Securities or any warrants or other rights to subscribe for or purchase any Additional Shares of Common Stock or any Convertible Securities shall be issued for a cash consideration, the consideration received by the Company therefor shall be deemed to be the amount of cash received by the Company therefor, or, if such Additional Shares of
Common  Stock  or  Convertible   Securities  are  offered  by  the  Company  for
subscription, the subscription price, or, if such Additional Shares of Common Stock or Convertible Securities are sold to underwriters or dealers for public offering without a subscription offering, the initial public offering price, in any such case excluding any amounts paid or receivable for accrued interest or accrued dividends and without deduction of any compensation, discounts or expenses paid or incurred by the Company for and in the underwriting of, or otherwise in connection with, the issue thereof. To the extent that such issuance shall be for a consideration other than cash, then, except as herein otherwise expressly provided, the amount of such consideration shall be deemed to be the fair value of such consideration at the time of such issuance as determined in good faith by the Board, provided that if such determination is reasonably objected to by the holders of Warrants entitled to purchase a majority of the Stock Units covered by all Warrants, such determination shall be made by an independent appraiser selected by the Board and not reasonably objected to by such holders. The consideration for any Additional Shares of Common Stock issuable pursuant to any warrants or other rights to subscribe for or purchase the same shall be the consideration received or receivable by the Company for issuing such warrant or other rights, plus the additional consideration payable to the Company upon the exercise of such warrants or other rights. The consideration for any Additional Shares of Common Stock issuable pursuant to the terms of any Convertible Securities shall be the consideration received or receivable by the Company for issuing any warrants or other rights to subscribe for or purchase such Convertible Securities, plus the consideration paid or payable to the Company in respect of the subscription for or purchase of such Convertible Securities, plus the additional consideration, if any, payable to the Company upon the exercise of the right of conversion or exchange in such Convertible Securities. In case of the issuance at any time of any Additional Shares of Common Stock or Convertible Securities in payment or satisfaction of any dividend upon any class of stock other than Common Stock, the Company shall be deemed to have received for such Additional Shares of Common Stock or Convertible Securities a consideration equal to the amount of such dividend so paid or satisfied.

     (c) When Adjustments to Be Made. The adjustments required by the foregoing provisions of this Article IV shall be made whenever and as often as any specified event requiring an adjustment shall occur, except that no adjustment of the number of shares of Common Stock comprising a Stock Unit that would otherwise be required shall be made (except in the case of a subdivision or combination of shares of Common Stock, as provided for in Section 4.2 hereof) unless and until such adjustment, either by itself or with other adjustments not previously made, adds or subtracts at least $0.05 to the Exercise Price, as determined in good faith by the Board, provided that, in any event such adjustment shall be made if such adjustment either by itself or with other adjustments not previously made adds or subtracts at least 1/20th of a share to or from the number of shares of Common Stock comprising a Stock Unit immediately prior to the making of such adjustment. Any adjustment representing a change of less than such minimum amount (except as aforesaid) shall be carried forward and made as soon as such adjustment, together with other adjustments required by this Article IV and not previously made, would result in a minimum adjustment. For the purpose of any adjustment, any specified event shall be deemed to have occurred at the close of business on the date of its occurrence.

     (d) Fractional Interests. In computing adjustments under this Article IV, fractional interests in Common Stock shall be taken into account to the nearest one-thousandth of a share.

     Section 4.9 When Adjustment Not Required. If the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or distribution or subscription or purchase rights and shall, thereafter and before the distribution thereof to stockholders, legally abandon its plan to pay or deliver such dividend, distribution, subscription or purchase rights, then thereafter no adjustment shall be required by reason of the taking of such record and any such adjustment previously made in respect thereof shall be rescinded and annulled.

     Section 4.10 Merger, Consolidation or Disposition of Assets. In case the Company shall merge or consolidate into another corporation, or shall sell, transfer or otherwise dispose of all or substantially all of its property, assets or business to another corporation and pursuant to the terms of such merger, consolidation or disposition of assets, shares of common stock of the successor or acquiring corporation are to be received by or distributed to the holders of Common Stock of the Company, then the holder of the Warrant shall have the right thereafter to receive, upon exercise of the Warrant, Stock Units each comprising the number of shares of common stock of the successor or acquiring corporation receivable upon or as a result of such merger, consolidation or disposition of assets by a holder of the number of shares of Common Stock comprising a Stock Unit immediately prior to such event. If, pursuant to the terms of such merger, consolidation or disposition of assets, any cash, shares of stock or other securities or property of any nature whatsoever (including without limitation warrants or other subscription or purchase rights) are to be received by or distributed to the holders of Common Stock of the Company in addition to common stock of the successor or acquiring corporation, there shall be a reduction of the purchase price per Stock Unit equal to the amount applicable to the number of shares of Common Stock then comprising a Stock Unit of any such cash and of the fair value of any and all such shares of stock or of other securities or property to be received by or distributed to the holders of Common Stock of the Company. Such fair value shall be determined in good faith by the Board, provided that if such determination is reasonably objected to by the holders of Warrants entitled to purchase a majority of the Stock Units covered by all Warrants, such determination shall be made by an independent appraiser selected by such Board and not reasonably objected to by such holders. In case of any such merger, consolidation or disposition of assets, the successor acquiring corporation shall expressly assume the due and punctual observance and performance of each and every covenant and condition of this Warrant to be performed and observed by the Company and all of the obligations and liabilities hereunder, subject to such modification as shall be necessary to provide for adjustments of Stock Units which shall be as nearly equivalent as practicable to the adjustments provided for in this Article IV. For the purposes of this Article IV "common stock of the successor or acquiring corporation" shall include stock of such corporation of any class, which is not preferred as to dividends or assets over any other class of stock of such corporation and which is not subject to redemption, and shall also include any evidences of indebtedness, shares of stock or other securities which are convertible into or exchangeable for any such stock, either immediately or upon the arrival of a specified date or the happening of a specified event, and any warrants or other rights to subscribe for or purchase any such stock. The foregoing provisions of this Section 4.10 shall similarly apply to successive mergers, consolidations or dispositions of assets.

     Section 4.11 Adjustment of Exercise Price. Whenever the number of shares of Common Stock comprising a Stock Unit purchasable upon the exercise of this Warrant is adjusted as herein provided, the Exercise Price payable upon exercise of this Warrant also shall be adjusted by multiplying such Exercise Price immediately prior to such adjustment by a fraction, the numerator of which shall be the number of shares of Common Stock comprising a Stock Unit purchasable upon the exercise of this Warrant immediately prior to such adjustment, and the denominator of which shall be the number of shares of Common Stock comprising a Stock Unit so purchasable immediately thereafter.

     Section 4.12 Other Action Affecting Common Stock. In case at any time or from time to time the Company shall take any action affecting its Common Stock, other than an action described in any of the foregoing Sections 4.2 through 4.10, inclusive, then, unless in the opinion of the Board such action will not have a materially adverse effect upon the rights of the holders of the Warrants, the number of shares of Common Stock or other stock comprising a Stock Unit, or the Current Warrant Price, shall be adjusted in such manner and at such time as the Board may in good faith determine to be equitable in the circumstances.

                                   Article V
                            NOTICE TO WARRANT HOLDERS

     Section 5.1 Notice of Adjustment of Stock Unit or Exercise Price. Whenever the number of shares of Common Stock comprising a Stock Unit, or the price at which a Stock Unit may be purchased upon exercise of their Warrants, shall be adjusted pursuant to Article IV hereof, the Company shall forthwith obtain a certificate signed by Chief Financial Officer or independent accountants of recognized national standing selected by the Company and reasonably acceptable to the holders entitled to purchase the majority of the Stock Units covered by all Warrants, setting forth, in reasonable detail, the event requiring the adjustment and the method by which such adjustment was calculated (including without limitation a statement of the Current Market Value when determined by the Board pursuant to Section 2.4(2), of any evidences of indebtedness, shares of stock, other securities or property or warrants or other subscription or purchase rights referred to in Sections 4.3, 4.8(b) or 4.11 hereof) and specifying the number of shares of Common Stock comprising a Stock Unit and (if such adjustment was made pursuant to Sections 4.10 or 4.11 hereof) describing the number and kind of any other shares of stock comprising a Stock Unit, and any change in the Exercise Price, after giving effect to such adjustment or change. The Company shall promptly, and in any case within 45 days after the making of such adjustment, cause a signed copy of such certificate to be delivered to each holder of a Warrant in accordance with Section 10.2 hereof. The Company shall keep at its office or agency, maintained for the purpose pursuant to Section 10.1 hereof, copies of all such certificates and cause the same to be available for inspection at said office during normal business hours by any holder of a Warrant or any prospective purchaser of a Warrant designated by a holder thereof.

     Section 5.2 Notice of Certain Corporate Action. In case the Company shall propose (a) to pay any dividend payable in stock of any class to the holders of its Common Stock or to make any other distribution to the holders of its Common Stock, or (b) to offer to the holders of its Common Stock rights to subscribe for or to purchase any Additional Shares of Common Stock or shares of stock of any class or any other securities, rights or options, or (c) to effect any reclassification of its Common Stock (other than a reclassification involving only the subdivision, or combination, of outstanding shares of Common Stock), or
(d) to effect any capital reorganization, or (e) to effect any consolidation, merger or sale, transfer or other disposition of all or substantially all of its property, assets or business, or (f) to effect the liquidation, dissolution or winding up of the Company, then, in each such case, the Company shall give to each holder of a Warrant, in accordance with Section 10.2 hereof, a notice of such proposed action, which shall specify the date on which a record is to be taken for the purposes of such stock dividend, distribution or rights, or the date on which such reclassification, reorganization, consolidation, merger, sale, transfer, disposition, liquidation, dissolution or winding up is to take place and the date of participation therein by the holders of Common Stock, if any such date is to be fixed, and shall also set forth such facts with respect thereto as shall be reasonably necessary to indicate the effect of such action on the Common Stock and the number and kind of any other shares of stock which will comprise a Stock Unit, and the purchase price or prices thereof, after giving effect to any adjustment which will be required as a result of such action. Such notice shall be so given in the case of any action covered by clause (a) or (b) above at least 20 days prior to the record date for determining holders of the Common Stock for purposes of such action, and in the case of any other such action, at least 20 days prior to the date of the taking of such proposed action or the date of participation therein by the holders of Common Stock, whichever shall be the earlier.

     Section 5.3 Notice of Expiration Date. The Company shall give to each holder of a Warrant notice of the Expiration Date. Such notice may be given by the Company not less than 30 days but not more than 60 days prior to the Expiration Date.

                                   Article VI
                                CERTAIN COVENANTS

     Section 6.1 Reservation and Authorization of Common Stock; Registration with or Approval of any Governmental Authority.

     (a) The Company shall at all times reserve and keep available for issue upon the exercise of these Warrants such number of its authorized but unissued shares of Common Stock as shall be sufficient to permit the exercise in full of all outstanding Warrants. The Company shall not amend its charter in any respect relating to the Common Stock other than to increase or decrease the number of shares of authorized capital stock (subject to the provisions of the preceding sentence) or to decrease the par value of any shares of Common Stock. All shares of Common Stock that shall be so issuable, when issued upon exercise of any Warrant and payment in full of the Exercise Price, shall be duly and validly issued and fully-paid and nonassessable.

     (b) Before taking any action which would result in an adjustment in the number of shares of Common Stock comprising a Stock Unit or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

     (c) If any shares of Common Stock required to be reserved for issue upon exercise of Warrants require registration with any governmental authority under any federal or state law before such shares may be so issued, the Company shall in good faith and as expeditiously as possible and at its expense endeavor to cause such shares to be duly registered.


                                  Article VII
               TAKING OF RECORD; STOCK AND WARRANT TRANSFER BOOKS

     Section 7.1 Taking of Record, etc. In the case of all dividends or other distributions by the Company to the holders of its Common Stock with respect to which any provision of Article IV hereof refers to the taking of a record of such holders, the Company shall in each such case take such a record and shall take such record as of the close of business on a Business Day. The Company shall not at any time, except upon dissolution, liquidation or winding up, close its stock transfer books or Warrant transfer books so as to result in preventing or delaying the exercise or transfer of any Warrant.

     Section 7.2 Replacement of Instruments. Upon receipt by the Company of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any certificate or instrument evidencing any Warrants, and (a) in the case of loss, theft or destruction, of indemnity reasonably satisfactory to it, or (b) in the case of mutilation, upon surrender or cancellation thereof, the Company, at its expense, shall execute, register and deliver, in lieu thereof, a new certificate or instrument for (or covering the purchase of) an equal number of Warrants.

                                  Article VIII
                   EXPENSES, TRANSFER TAXES AND OTHER CHARGES

Section 8.1 Expenses, etc. The Company shall pay any and all expenses, transfer taxes and other charges, including, without limitation, all costs associated with the preparation, issue and delivery of stock or warrant certificates, that may be incurred in respect of the issuance or delivery of shares of Common Stock upon exercise of this Warrant pursuant to Article II hereof, or in connection with any transfer, division or combination of Warrants pursuant to Article III hereof. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of shares of Common Stock in a name other than that in which this Warrant is registered, and no such issue or delivery shall be made unless and until the Person requesting such issue has paid to the Company the amount of any such tax, or has established, to the satisfaction of the Company, that such tax has been paid.

                                   Article IX
                                NO VOTING RIGHTS

     Section 9.1 No Voting Rights. This Warrant shall not entitle the holder hereof to any voting rights or other rights as a stockholder of the Company.

                                   Article X
                                  MISCELLANEOUS

     Section 10.1 Office of the Company. So long as any of the Warrants remains outstanding, the Company shall maintain an office in the continental United States of America where the Warrants may be presented for exercise, transfer, division or combination as in this Warrant provided. Such office shall be at Company's office unless and until the Company shall designate and maintain some other office for such purposes and give notice thereof to the Holders of all outstanding Warrants. The Company shall maintain at such office books for the registration and transfer of the Warrants.

     Section 10.2 Notices. All notices, requests, demands, approvals, consents, waivers and other communications required or permitted to be given under this Warrant (each, a "Notice") shall be in writing and shall be (a) delivered personally, (b) mailed by first-class mail or certified mail, return receipt requested, postage prepaid, (c) sent by next-day or overnight mail or delivery or (d) sent by facsimile transmission, provided that a confirmation statement is retained by sender.

                           (a) if to holder, to:

                                    L-3 Communications Corporation
                                    600 Third Avenue
                                    New York, New York  10016
                                    Facsimile:  (212) 805-5494
                                    Attention:  Christopher C. Cambria, Esq.

                           (b) if to Company, to:

                                    Innovative Micro Technology, Inc.
                                    75 Robin Hill Road
                                    Santa Barbara, California  93117
                                    Facsimile:  (805) 967-2677
                                    Attention:  John Foster, President
                           with a copy, which shall not constitute notice, to:

                                    James J. Slaby, Esq.
                                    Sheppard, Mullin, Richter & Hampton LLP
                                    333 South Hope Street
                                    Los Angeles, California  90017
                                    Facsimile:  (213) 620-1398

or, in each case, at such other address as may be specified in a Notice to the other party hereto from time to time. All Notices shall be deemed effective and given upon receipt.

     Section 10.3 Amendments. The terms of this Warrant and all other Warrants may be amended, and the observance of any term therein may be waived, but only with the written consent of the holders of Warrants evidencing two-thirds in number of the total number of Stock Units at the time purchasable upon the exercise of all then outstanding Warrants. For the purposes of determining whether the holders of outstanding Warrants entitled to purchase a requisite number of Stock Units at any time have taken any action authorized by this Warrant, any Warrants owned by the Company or any Affiliate of the Company shall be deemed not to be outstanding.

     Section 10.4 Restrictions on Transferability. The Warrants and the Warrant Shares shall be transferable only upon compliance with the conditions specified in Sections 5.3, 5.4 and 5.5 of the Stock Purchase Agreement, Section 8.1 of the Warrant and applicable Securities Act restrictions referred to in Section 3.1 of this Warrant, which conditions are intended to ensure compliance with the provisions of the Securities Act in respect of the transfer of any Warrant or any Warrant Shares, and any holder of this Warrant shall be bound by the provisions of (and entitled to the benefits of) Section 3.1 and the remainder of this Warrant.

     Section 10.5 Governing Law. This Warrant shall be governed by, and construed in accordance with, the law of the State of New York.

     Section 10.6 JURY TRIAL WAIVER. THE HOLDER AND THE COMPANY EACH WAIVE ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING INSTITUTED BY EITHER OF THEM AGAINST THE OTHER THAT PERTAINS DIRECTLY OR INDIRECTLY TO THIS WARRANT, ANY ALLEGED TORTIOUS CONDUCT BY THE HOLDER OR THE COMPANY, OR IN ANY WAY, DIRECTLY OR INDIRECTLY, ARISES OUT OF OR RELATES TO THE RELATIONSHIP BETWEEN HOLDER AND COMPANY.

     Section 10.7 Limitation of Liability. No provision hereof, in the absence of affirmative action by the holder hereof to purchase shares of Common Stock, and no mere enumeration herein of the rights or privileges of the holder hereof, shall give rise to any liability of such holder for the purchase price or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.



                            [Signature Page Follows]

         IN WITNESS WHEREOF, the Company has caused this Warrant to be signed in its name by a duly authorized officer and attested by its Secretary or an Assistant Secretary.


Dated:                           INNOVATIVE MICRO TECHNOLOGY, INC.



                                 By:____________________________
                                      John Foster
                                      Chief Executive Officer


ATTEST:


-------------------------------
Peter T. Altavilla
Secretary

                                     ANNEX B

                                 Form of Warrant


THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAW OF ANY STATE AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL THAT REGISTRATION IS NOT REQUIRED UNDER THE ACT OR UNLESS SOLD PURSUANT TO RULE 144 UNDER THE ACT OR ANY OTHER LEGAL EXEMPTION UNDER THE ACT.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A STOCK PURCHASE AGREEMENT BETWEEN INNOVATIVE MICRO TECHNOLOGY, INC. (THE "COMPANY") AND L-3 COMMUNICATIONS CORPORATION, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY. NO TRANSFER, SALE, ASSIGNMENT, EXCHANGE, LICENSE, MORTGAGE, PLEDGE, CREATION OF A SECURITY INTEREST IN OR LIEN UPON, HYPOTHECATION OR OTHER VOLUNTARY OR INVOLUNTARY DISPOSITION (EACH, A "TRANSFER") OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY BE MADE EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF THE STOCK PURCHASE AGREEMENT. THE HOLDER OF THIS CERTIFICATE, BY ACCEPTANCE OF THIS CERTIFICATE, AGREES TO BE BOUND BY ALL THE PROVISIONS OF SUCH STOCK PURCHASE AGREEMENT.


                                     WARRANT
            to purchase Common Stock, par value $0.0001 per share, of
                        INNOVATIVE MICRO TECHNOLOGY, INC.
            Commencing August ___, 2002 and expiring August ___, 2005



     THIS IS TO CERTIFY THAT L-3 COMMUNICATIONS CORPORATION, or registered assigns, is entitled to purchase from INNOVATIVE MICRO TECHNOLOGY, INC., a Delaware corporation (the "Company"), at any time on and after August ___, 2002 but not later than 5:00 P.M., New York Time, on August ___, 2005 (the
"Expiration Date"), 700,000 Stock Units, in whole or in part, at a purchase price of $7.29 per share of Common Stock (the "Exercise Price"), or $5,103,000 in the aggregate, all on the terms and conditions hereinbelow provided.

                                   Article I
                               CERTAIN DEFINITIONS

     Section 1.1 Certain Definitions. As used in this Warrant, unless the context otherwise requires:

     "Additional Shares of Common Stock": means all shares of Common Stock issued by the Company after the date hereof, other than (i) the Warrant Shares,
(ii) shares issued upon the exercise of any options, warrants or other rights presently outstanding to subscribe for or purchase any shares of Common Stock or Convertible securities, or (iii) shares which may be granted or issued upon the exercise of any options which may hereafter be granted or exercised under the Company's 2001 Stock Incentive Plan or under any other employee benefit plan of the Company approved by the Company's Board of Directors; or (iv) any shares of Common Stock sold to the public or the underwriter in a public offering, or upon exercise of warrants comprising or underlying any units sold in the Company's initial public offering, including any shares or warrants underlying the underwriter's warrants or securities purchase option. The shares of Common Stock and warrants to be issued pursuant to the Company's Third Amended Plan or Reorganization Under Chapter 11 of the Bankruptcy Code, dated as of September 24, 2001, and any securities to be issued on exercise or conversion thereof, regardless of the actual date of issuance, shall not be deemed Additional Shares of Common Stock.

     "Affiliate": of a specified Person means a Person that directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such specified Person or a member of such specified Person's immediate family. "Control" (including the terms "controlled by" and "under common control with") means the possession, directly or indirectly, of the power to direct or cause the direction of the management policies of a Person, whether through the ownership of voting securities, by contract or credit arrangement, as trustee or executor, or otherwise.

     "Board": means the Board of Directors of the Company.

     "Business Day": means any day which is not a Saturday, Sunday or day on which banks are authorized by law to be closed in the State of New York.

     "Common Stock": means the Company's authorized Common Stock, par value $0.0001 per share, irrespective of class unless otherwise specified, as constituted on the date of original issuance of this Warrant, and any stock into which such Common Stock may thereafter be changed, and also shall include stock of the Company of any other class which is not preferred as to dividends or assets over any other class of stock of the Company and which is not subject to redemption that the Company hereafter may issue.

     "Convertible Securities": means evidences of indebtedness, shares of stock or other securities which are convertible into or exchangeable for Additional Shares of Common Stock, either immediately or upon the arrival of a specified date or the happening of a specified event.

     "Current Market Value": is defined in Section 4.2.

     "Exercise Price": per share of Common Stock, means, for the purpose of any provision of this Warrant, $7.29 on the Original Issue Date and, at any subsequent date, $7.29 per share as adjusted pursuant to Section 4.11 hereof.

     "holder": in respect of any security at any time means the Person then registered on the books of the Company as the owner of such security.

     "Original Issue Date": means August __, 2002.

     "Person":  means  any  natural  person,  firm,  partnership,   association,
corporation,   company,   limited  liability  company,  trust,  business  trust,
governmental authority or other entity.

     "Securities Act": means the Securities Act of 1933, as amended, or any successor or similar law then in force.

     "Stock Purchase Agreement": means that certain Stock Purchase Agreement between L-3 Communications Corporation and the Company dated as of August ___, 2002, as amended or modified from time to time.

     "Stock Unit": means one share of Common Stock, as such Common Stock was constituted on the date of original issue of this Warrant, and thereafter shall mean such number of shares (including any fractional shares) of Common Stock and other securities, cash or other property, if any, as shall result from the adjustments specified in Article IV hereof.

     "Subsidiaries": means each corporation or other Person in which a Person owns or controls, directly or indirectly, capital stock or other equity interests representing more than 50% of the outstanding voting stock or other equity interests.

     "Warrant": means the Warrant dated as of the Original Issue Date, originally issued by the Company to L-3 Communications Corporation pursuant to the Stock Purchase Agreement, evidencing rights to purchase Stock Units, and all Warrants issued upon transfer, division or combination of, or in substitution therefor. All Warrants shall at all times be identical as to terms and conditions and date, except as to the number of Stock Units for which they may be exercised.

     "Warrant Agreement": means the Warrant Agreement dated as of August ___, 2002 between the Company and L-3 Communications Corporation for the purchase of Common Shares at $7.29 per share, as such Warrant Agreement shall be modified and supplemented and in effect from time to time.

     "Warrant Shares": means the shares of Common Stock purchasable by the holders of the Warrant upon the exercise thereof.

                                   Article II
                               EXERCISE OF WARRANT

     Section 2.1 Procedure for Exercise. Subject to the provisions of Section 2.2, the holder of this Warrant may, at any time on and after August ___, 2002, but not later than the Expiration Date, exercise this Warrant in whole at any time or in part from time to time for the number of Stock Units which such holder is then entitled to purchase hereunder. In order to exercise this Warrant, in whole or in part, the holder hereof shall deliver to the Company, at its office maintained for such purpose pursuant to Section 11.1 hereof, (a) a written notice of such holder's election to exercise this Warrant (a "Subscription Notice"), which shall specify (i) the number of Stock Units to be purchased and delivered to the holder, provided that such number shall be at least the lesser of 1,000 or the total number of Stock Units for which the Warrant may be exercised, (ii) the aggregate Exercise Price therefor, (iii) the denomination or denominations of the certificates for Warrant Shares to be delivered to the holder and (iv) the name or names in which such certificates are to be issued, (b) payment of the aggregate Exercise Price by certified or official bank check payable to the order of the Company or by wire transfer of immediately available funds to the account designated by the Company, and (c) this Warrant. Such notice may be in the form of the Subscription Notice set out at the end of this Warrant.

     Section 2.2 Fulfillment by the Company. Upon receipt of a Subscription Notice, payment of the aggregate Exercise Price and receipt of such other information reasonably required by the Company or its transfer agent, the Company shall, as promptly as practicable and in any event within five Business Days thereafter, cause to be executed and delivered to the holder: (i) a certificate or certificates representing the aggregate number of fully paid and nonassessable Warrant Shares issuable upon such exercise, free from all taxes, liens and charges with respect to the issuance thereof (except income tax liability of the holder, if any), (ii) in the case of partial exercise, statement of total number of Stock Units still eligible for exercise under the warrant (i.e., 700,000 less number already exercised), and (iii) any other documentation reasonably required by the Investor.

     Section 2.3 Names and Denominations of Issuance. The stock certificate or certificates for Warrant Shares so delivered shall be in such denominations as may be specified in the Subscription Notice and shall be registered in the name of such holder or such other name or names as shall be designated in the Exercise Notice. Such certificate or certificates shall be deemed to have been issued and such holder or any other person so designated to be named therein shall be deemed to have become a holder of record of such shares, including to the extent permitted by law the right to vote such shares or to consent or to receive notice as a stockholder, as of the time the Subscription Notice is received by the Company as aforesaid. If this Warrant shall have been exercised only in part, the Company shall, at the time of delivery of said certificate or certificates, either (i) deliver to such holder a new Warrant dated the date it is issued, evidencing the rights of such holder to purchase the remaining Stock Units called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant, or (ii), at the request of such holder, appropriate notation may be made on this Warrant and the same returned to such holder.

     Section 2.4 No Fractional Shares; Current Market Value. The Company shall not be required to issue fractions of shares, upon exercise of this Warrant or otherwise, or to distribute certificates that evidence fractional shares. With respect to any fraction of a share called for upon any exercise hereof, the Company shall pay to the holder an amount in cash equal to such fraction multiplied by the "Current Market Value," determined as follows:

          (1) If the Common Stock is listed on a national securities exchange or listed for trading on the Nasdaq National Market System ("NMS"), the Current Market Value shall be the average of the last reported sale price of the Common Stock on such exchange on each of the last ten business days prior to the date of determination, or for any day which no such sale is made or no closing sale price is quoted, the average of the closing bid and asked prices for such day on such exchange or system; or

          (2) If the Common Stock is not listed, the Current Market Value shall be an amount determined in such reasonable manner as may be prescribed in good faith by the Board of Directors of the Company.


                                  Article III
                       TRANSFER, DIVISION AND COMBINATION

     Section 3.1 Warrant Transferrable. Subject to Sections 5.3, 5.4 and 5.5 of the Stock Purchase Agreement and the Securities Act restrictions referred to in
Section 3.1 of this Warrant, this Warrant and all rights hereunder are transferable, in whole or in part, on the books of the Company to be maintained for such purpose, upon surrender of this Warrant at the office of the Company maintained for such purpose pursuant to Section 10.1 hereof, together with a written assignment of this Warrant duly executed by the holder hereof or its agent or attorney and payment of funds sufficient to pay any stock transfer taxes payable upon the making of such transfer. Upon such surrender and payment the Company shall, execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denominations specified in such instrument of assignment, and this Warrant shall promptly be canceled.

     Section 3.2 Division and Combination. This Warrant may, subject to Sections 5.3, 5.4 and 5.5 of the Stock Purchase Agreement and the Securities Act restrictions referred to in Section 3.1 of this Warrant, be divided or combined with other Warrants upon presentation at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the holder hereof or its agent or attorney. Subject to compliance with the next preceding paragraph and with any applicable Securities Act restrictions,, as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.

                                   Article IV
                   ADJUSTMENT OF STOCK UNIT AND EXERCISE PRICE

     Section 4.1 Adjustment Generally. The number of shares of Common Stock comprising a Stock Unit and the Exercise Price at which a share of Common Stock may be purchased upon exercise of this Warrant shall each be subject to adjustment from time to time as set forth in this Article IV.

     Section 4.2 Stock Dividends, Subdivisions and Combinations. In case at any time or from time to time the Company shall (a) take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend payable in, or other distribution of, Common Stock; (b) subdivide its outstanding shares of Common Stock into a larger number of shares of Common Stock; or (c) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock, then the number of shares of Common Stock comprising a Stock Unit immediately after the happening of any such event shall be adjusted so as to consist of the number of shares of Common Stock which a record holder of the number of shares of Common Stock comprising a Stock Unit immediately prior to the happening of such event would own or be entitled to receive after the happening of such event.

     Section 4.3 Certain Other Dividends and Distributions. In case at any time or from time to time the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive any dividend or other distribution of

     (a) cash (other than a cash dividend or distribution payable out of funds legally available for the payment of dividends under the laws of the jurisdiction of incorporation of the Company, to the extent, but only to the extent, that the aggregate of all such dividends paid or declared after the date hereof, does not exceed the consolidated net income of the Company and its consolidated Subsidiaries, if any, earned subsequent to the date hereof determined in accordance with generally accepted accounting principles); or

     (b) any evidence of its indebtedness (other than Convertible Securities), any shares of its stock (other than Additional Shares of Common Stock) or any other securities or property of any nature whatsoever (other than cash and other than Convertible Securities or Additional Shares of Common Stock); or

     (c) any warrants or other rights to subscribe for or purchase any evidences of its indebtedness (other than Convertible Securities), any shares of its stock (other than Additional Shares of Common Stock) or any other securities or property of any nature whatsoever (other than cash and other than Convertible Securities or Additional Shares of Common Stock), then the number of shares of Common Stock thereafter comprising a Stock Unit shall be adjusted to that number determined by multiplying the number of shares of Common Stock comprising a Stock Unit immediately prior to such adjustment by a fraction (i) the numerator of which shall be the Exercise Price at the date of taking such record, and (ii) the denominator of which shall be such Exercise Price per share minus the portion applicable to one share of Common Stock of any such cash so distributable and of the fair value of any and all such evidences of indebtedness, shares of stock, other securities or property, or warrants or other subscription or purchase rights, so distributable. Such fair value shall be determined in good faith by the Board, provided that if such determination is objected to by the holders of Warrants entitled to purchase a majority of the Stock Units covered by all Warrants, such determination shall be made by an independent appraiser selected by the Board and not objected to by such holders. A reclassification of the Common Stock into shares of Common Stock and shares of any other class of stock shall be deemed a distribution by the Company to the holders of its Common Stock of such shares of such other class of stock within the meaning of this Section 4.3 and, if the outstanding shares of Common Stock shall be changed into a larger or smaller number of shares of Common Stock as a part of such reclassification, shall be deemed a subdivision or combination, as the case may be, of the outstanding shares of Common Stock within the meaning of
Section 4.2 hereof.

     Section 4.4 Issuance of Additional Shares of Common Stock. In case at any time or from time to time the Company shall (except as hereinafter provided) issue any Additional Shares of Common Stock for a consideration per share less than the Current Market Value, then the number of shares of Common Stock thereafter comprising a Stock Unit shall be adjusted to that number determined by multiplying the number of shares of Common Stock comprising a Stock Unit immediately prior to such adjustment by a fraction (i) the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to the issuance of such Additional Shares of Common Stock plus the number of such Additional Shares of Common Stock so issued, and (ii) the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to the issuance of such Additional Shares of Common Stock plus the number of shares of Common Stock which the aggregate consideration for the total number of such Additional Shares of Common Stock so issued would purchase at the then current Exercise Price. For purposes of this Section 4.4, the date as of which the Current Market Value shall be computed shall be the earlier of (1) the date on which the Company shall enter into a firm contract for the issuance of such Additional Shares of Common Stock and (2) the date of actual issuance of such Additional Shares of Common Stock. This Section 4.4 shall not apply to any issuance of Additional Shares of Common Stock for which an adjustment is provided under Section 4.2 hereof. No adjustment of the number of shares of Common Stock comprising a Stock Unit shall be made under this Section 4.4 upon the issuance of any Additional Shares of Common Stock which are issued pursuant to the exercise of any warrants or other subscription or purchase rights or pursuant to the exercise of any conversion or exchange rights in any Convertible Securities, if any such adjustment shall previously have been made upon the issuance of such warrants or other rights or upon the issuance of such Convertible Securities (or upon the issuance of any warrant or other rights therefor) pursuant to Section 4.5 hereof.

     Section 4.5 Issuance of Warrants or Other Rights. In case at any time or from time to time the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a distribution of, or shall otherwise issue, any warrants or other rights to subscribe for or purchase any Additional Shares of Common Stock or any Convertible Securities and the consideration per share for which additional shares of Common Stock may at any time thereafter be issuable pursuant to such warrants or other rights or pursuant to the terms of such Convertible Securities shall be less than the Current Market Value, then the number of shares of Common Stock thereafter comprising a Stock Unit shall be adjusted as provided in Section 4.4 hereof on the basis that (i) the maximum number of Additional Shares of Common Stock issuable pursuant to all such warrants or other rights or necessary to effect the conversion or exchange of all such Convertible Securities shall be deemed to have been issued as of (and, accordingly, the date as of which the Exercise Price shall be computed shall be) the computation date specified in the last sentence of this Section 4.5, and (ii) the aggregate consideration for such maximum number of Additional Shares of Common Stock shall be deemed to be the minimum consideration received and receivable by the Company for the issuance of such Additional Shares of Common Stock pursuant to such warrants or other rights or pursuant to the terms of such Convertible Securities. For purposes of this
Section 4.5, the computation  date for clause (i) above shall be the earliest of
(A) the date on which the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive any such warrants or other rights, (B) the date on which the Company shall enter into a firm contract for the issuance of such warrants or other rights, and (C) the date of actual issuance of such warrants or other rights.

     Section 4.6 Issuance of Convertible Securities. In case at any time or from time to time the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a distribution of, or shall otherwise issue, any Convertible Securities and the consideration per share for which Additional Shares of Common Stock may at any time thereafter be issuable pursuant to the terms of such Convertible Securities shall be less than the Current Market Value, then the number of shares of Common Stock thereafter comprising a Stock Unit shall be adjusted as provided in Section 4.4 hereof on the basis that (i) the maximum number of Additional Shares of Common Stock necessary to effect the conversion or exchange of all such Convertible
Securities shall be deemed to have been issued as of the computation date specified in the penultimate sentence of this Section 4.6, and (ii) the aggregate consideration for such maximum number of Additional Shares of Common Stock shall be deemed to be the minimum consideration received and receivable by the Company for the issuance of such Additional Shares of Common Stock pursuant to the terms of such Convertible Securities. For purposes of this Section 4.6, the computation date for clause (i) above shall be the earliest of (A) the date on which the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive any such Convertible Securities, (B) the date on which the Company shall enter into a firm contract for the issuance of such Convertible Securities, and (C) the date of actual issuance of such Convertible Securities. No adjustment of the number of shares of Common Stock comprising a Stock Unit shall be made under this Section 4.6 upon the issuance of any Convertible Securities which are issued pursuant to the exercise of any warrants or other subscription or purchase rights therefor, if any such adjustment shall previously have been made upon the issuance of such warrants or other rights pursuant to Section 4.5 hereof.

     Section 4.7 Superseding Adjustment of Stock Unit. If, at any time after any adjustment of the number of shares comprising a Stock Unit shall have been made pursuant to Sections 4.5 or 4.6 hereof on the basis of the issuance of warrants or other rights or the issuance of other Convertible Securities, or after any new adjustment of the number of shares comprising a Stock Unit shall have been made pursuant to this Section 4.7, (a) such warrants or rights or the right of conversion or exchange in such other Convertible Securities shall expire, and a portion of such warrants or rights, or the right of conversion or exchange in respect of a portion of such other Convertible Securities, as the case may be, shall not have been exercised and (b) the consideration per share, for which shares of Common Stock are issuable pursuant to such warrants or rights or the terms of such other Convertible Securities, shall be increased solely by virtue of provisions therein contained for an automatic increase in such consideration per share upon the arrival of a specified date or the happening of a specified event, such previous adjustment in the Warrants shall be rescinded and annulled and the Additional Shares of Common Stock which were deemed to have been issued by virtue of the computation made in connection with the adjustment so rescinded and annulled shall no longer be deemed to have been issued by virtue of such computation. Thereupon, a recomputation shall be made of the effect of such rights or options or other Convertible Securities on the basis of treating the number of Additional Shares of Common Stock, if any, theretofore actually issued or issuable pursuant to the previous exercise of such warrants or rights or such right of conversion or exchange, as having been issued on the date or dates of such issuance as determined for purposes of such previous adjustment and for the consideration actually received and receivable therefor, and treating any such warrants or rights or any such other Convertible Securities which then remain outstanding as having been granted or issued immediately after the time of such increase of the consideration per share for such shares of Common Stock are issuable under such warrants or rights or other Convertible Securities, and, if and to the extent called for by the foregoing provisions of this Article IV on the basis aforesaid, a new adjustment of the number of shares comprising a Stock Unit shall be made, which new adjustment shall supersede the previous adjustment so rescinded and annulled.

     Section 4.8 Other Provisions  Applicable to Adjustments  Under this Article
IV. The following provisions shall be applicable to the making of adjustments of the number of shares of Common Stock comprising a Stock Unit hereinbefore provided for in this Article IV:

     (a) Treasury Stock. The sale or other disposition of any issued shares of Common Stock owned or held by or for the account of the Company shall be deemed an issuance thereof for the consideration paid at the time of such sale or disposition.

     (b) Computation of Consideration. To the extent that any Additional Shares of Common Stock or any Convertible Securities or any warrants or other rights to subscribe for or purchase any Additional Shares of Common Stock or any Convertible Securities shall be issued for a cash consideration, the consideration received by the Company therefor shall be deemed to be the amount of cash received by the Company therefor, or, if such Additional Shares of
Common  Stock  or  Convertible   Securities  are  offered  by  the  Company  for
subscription, the subscription price, or, if such Additional Shares of Common Stock or Convertible Securities are sold to underwriters or dealers for public offering without a subscription offering, the initial public offering price, in any such case excluding any amounts paid or receivable for accrued interest or accrued dividends and without deduction of any compensation, discounts or expenses paid or incurred by the Company for and in the underwriting of, or otherwise in connection with, the issue thereof. To the extent that such issuance shall be for a consideration other than cash, then, except as herein otherwise expressly provided, the amount of such consideration shall be deemed to be the fair value of such consideration at the time of such issuance as determined in good faith by the Board, provided that if such determination is reasonably objected to by the holders of Warrants entitled to purchase a majority of the Stock Units covered by all Warrants, such determination shall be made by an independent appraiser selected by the Board and not reasonably objected to by such holders. The consideration for any Additional Shares of Common Stock issuable pursuant to any warrants or other rights to subscribe for or purchase the same shall be the consideration received or receivable by the Company for issuing such warrant or other rights, plus the additional consideration payable to the Company upon the exercise of such warrants or other rights. The consideration for any Additional Shares of Common Stock issuable pursuant to the terms of any Convertible Securities shall be the consideration received or receivable by the Company for issuing any warrants or other rights to subscribe for or purchase such Convertible Securities, plus the consideration paid or payable to the Company in respect of the subscription for or purchase of such Convertible Securities, plus the additional consideration, if any, payable to the Company upon the exercise of the right of conversion or exchange in such Convertible Securities. In case of the issuance at any time of any Additional Shares of Common Stock or Convertible Securities in payment or satisfaction of any dividend upon any class of stock other than Common Stock, the Company shall be deemed to have received for such Additional Shares of Common Stock or Convertible Securities a consideration equal to the amount of such dividend so paid or satisfied.

     (c) When Adjustments to Be Made. The adjustments required by the foregoing provisions of this Article IV shall be made whenever and as often as any specified event requiring an adjustment shall occur, except that no adjustment of the number of shares of Common Stock comprising a Stock Unit that would otherwise be required shall be made (except in the case of a subdivision or combination of shares of Common Stock, as provided for in Section 4.2 hereof) unless and until such adjustment, either by itself or with other adjustments not previously made, adds or subtracts at least $0.05 to the Exercise Price, as determined in good faith by the Board, provided that, in any event such adjustment shall be made if such adjustment either by itself or with other adjustments not previously made adds or subtracts at least 1/20th of a share to or from the number of shares of Common Stock comprising a Stock Unit immediately prior to the making of such adjustment. Any adjustment representing a change of less than such minimum amount (except as aforesaid) shall be carried forward and made as soon as such adjustment, together with other adjustments required by this Article IV and not previously made, would result in a minimum adjustment. For the purpose of any adjustment, any specified event shall be deemed to have occurred at the close of business on the date of its occurrence.

     (d) Fractional Interests. In computing adjustments under this Article IV, fractional interests in Common Stock shall be taken into account to the nearest one-thousandth of a share.

     Section 4.9 When Adjustment Not Required. If the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or distribution or subscription or purchase rights and shall, thereafter and before the distribution thereof to stockholders, legally abandon its plan to pay or deliver such dividend, distribution, subscription or purchase rights, then thereafter no adjustment shall be required by reason of the taking of such record and any such adjustment previously made in respect thereof shall be rescinded and annulled.

     Section 4.10 Merger, Consolidation or Disposition of Assets. In case the Company shall merge or consolidate into another corporation, or shall sell, transfer or otherwise dispose of all or substantially all of its property, assets or business to another corporation and pursuant to the terms of such merger, consolidation or disposition of assets, shares of common stock of the successor or acquiring corporation are to be received by or distributed to the holders of Common Stock of the Company, then the holder of the Warrant shall have the right thereafter to receive, upon exercise of the Warrant, Stock Units each comprising the number of shares of common stock of the successor or acquiring corporation receivable upon or as a result of such merger, consolidation or disposition of assets by a holder of the number of shares of Common Stock comprising a Stock Unit immediately prior to such event. If, pursuant to the terms of such merger, consolidation or disposition of assets, any cash, shares of stock or other securities or property of any nature whatsoever (including without limitation warrants or other subscription or purchase rights) are to be received by or distributed to the holders of Common Stock of the Company in addition to common stock of the successor or acquiring corporation, there shall be a reduction of the purchase price per Stock Unit equal to the amount applicable to the number of shares of Common Stock then comprising a Stock Unit of any such cash and of the fair value of any and all such shares of stock or of other securities or property to be received by or distributed to the holders of Common Stock of the Company. Such fair value shall be determined in good faith by the Board, provided that if such determination is reasonably objected to by the holders of Warrants entitled to purchase a majority of the Stock Units covered by all Warrants, such determination shall be made by an independent appraiser selected by such Board and not reasonably objected to by such holders. In case of any such merger, consolidation or disposition of assets, the successor acquiring corporation shall expressly assume the due and punctual observance and performance of each and every covenant and condition of this Warrant to be performed and observed by the Company and all of the obligations and liabilities hereunder, subject to such modification as shall be necessary to provide for adjustments of Stock Units which shall be as nearly equivalent as practicable to the adjustments provided for in this Article IV. For the purposes of this Article IV "common stock of the successor or acquiring corporation" shall include stock of such corporation of any class, which is not preferred as to dividends or assets over any other class of stock of such corporation and which is not subject to redemption, and shall also include any evidences of indebtedness, shares of stock or other securities which are convertible into or exchangeable for any such stock, either immediately or upon the arrival of a specified date or the happening of a specified event, and any warrants or other rights to subscribe for or purchase any such stock. The foregoing provisions of this Section 4.10 shall similarly apply to successive mergers, consolidations or dispositions of assets.

     Section 4.11 Adjustment of Exercise Price. Whenever the number of shares of Common Stock comprising a Stock Unit purchasable upon the exercise of this Warrant is adjusted as herein provided, the Exercise Price payable upon exercise of this Warrant also shall be adjusted by multiplying such Exercise Price immediately prior to such adjustment by a fraction, the numerator of which shall be the number of shares of Common Stock comprising a Stock Unit purchasable upon the exercise of this Warrant immediately prior to such adjustment, and the denominator of which shall be the number of shares of Common Stock comprising a Stock Unit so purchasable immediately thereafter.

     Section 4.12 Other Action Affecting Common Stock. In case at any time or from time to time the Company shall take any action affecting its Common Stock, other than an action described in any of the foregoing Sections 4.2 through 4.10, inclusive, then, unless in the opinion of the Board such action will not have a materially adverse effect upon the rights of the holders of the Warrants, the number of shares of Common Stock or other stock comprising a Stock Unit, or the Current Warrant Price, shall be adjusted in such manner and at such time as the Board may in good faith determine to be equitable in the circumstances.

                                   Article V
                            NOTICE TO WARRANT HOLDERS

     Section 5.1 Notice of Adjustment of Stock Unit or Exercise Price. Whenever the number of shares of Common Stock comprising a Stock Unit, or the price at which a Stock Unit may be purchased upon exercise of their Warrants, shall be adjusted pursuant to Article IV hereof, the Company shall forthwith obtain a certificate signed by Chief Financial Officer or independent accountants of recognized national standing selected by the Company and reasonably acceptable to the holders entitled to purchase the majority of the Stock Units covered by all Warrants, setting forth, in reasonable detail, the event requiring the adjustment and the method by which such adjustment was calculated (including without limitation a statement of the Current Market Value when determined by the Board pursuant to Section 2.4(2), of any evidences of indebtedness, shares of stock, other securities or property or warrants or other subscription or purchase rights referred to in Sections 4.3, 4.8(b) or 4.11 hereof) and specifying the number of shares of Common Stock comprising a Stock Unit and (if such adjustment was made pursuant to Sections 4.10 or 4.11 hereof) describing the number and kind of any other shares of stock comprising a Stock Unit, and any change in the Exercise Price, after giving effect to such adjustment or change. The Company shall promptly, and in any case within 45 days after the making of such adjustment, cause a signed copy of such certificate to be delivered to each holder of a Warrant in accordance with Section 10.2 hereof. The Company shall keep at its office or agency, maintained for the purpose pursuant to Section 10.1 hereof, copies of all such certificates and cause the same to be available for inspection at said office during normal business hours by any holder of a Warrant or any prospective purchaser of a Warrant designated by a holder thereof.

     Section 5.2 Notice of Certain Corporate Action. In case the Company shall propose (a) to pay any dividend payable in stock of any class to the holders of its Common Stock or to make any other distribution to the holders of its Common Stock, or (b) to offer to the holders of its Common Stock rights to subscribe for or to purchase any Additional Shares of Common Stock or shares of stock of any class or any other securities, rights or options, or (c) to effect any reclassification of its Common Stock (other than a reclassification involving only the subdivision, or combination, of outstanding shares of Common Stock), or
(d) to effect any capital reorganization, or (e) to effect any consolidation, merger or sale, transfer or other disposition of all or substantially all of its property, assets or business, or (f) to effect the liquidation, dissolution or winding up of the Company, then, in each such case, the Company shall give to each holder of a Warrant, in accordance with Section 10.2 hereof, a notice of such proposed action, which shall specify the date on which a record is to be taken for the purposes of such stock dividend, distribution or rights, or the date on which such reclassification, reorganization, consolidation, merger, sale, transfer, disposition, liquidation, dissolution or winding up is to take place and the date of participation therein by the holders of Common Stock, if any such date is to be fixed, and shall also set forth such facts with respect thereto as shall be reasonably necessary to indicate the effect of such action on the Common Stock and the number and kind of any other shares of stock which will comprise a Stock Unit, and the purchase price or prices thereof, after giving effect to any adjustment which will be required as a result of such action. Such notice shall be so given in the case of any action covered by clause (a) or (b) above at least 20 days prior to the record date for determining holders of the Common Stock for purposes of such action, and in the case of any other such action, at least 20 days prior to the date of the taking of such proposed action or the date of participation therein by the holders of Common Stock, whichever shall be the earlier.

     Section 5.3 Notice of Expiration Date. The Company shall give to each holder of a Warrant notice of the Expiration Date. Such notice may be given by the Company not less than 30 days but not more than 60 days prior to the Expiration Date.

                                   Article VI
                                CERTAIN COVENANTS

     Section 6.1 Reservation and Authorization of Common Stock; Registration with or Approval of any Governmental Authority.

     (a) The Company shall at all times reserve and keep available for issue upon the exercise of these Warrants such number of its authorized but unissued shares of Common Stock as shall be sufficient to permit the exercise in full of all outstanding Warrants. The Company shall not amend its charter in any respect relating to the Common Stock other than to increase or decrease the number of shares of authorized capital stock (subject to the provisions of the preceding sentence) or to decrease the par value of any shares of Common Stock. All shares of Common Stock that shall be so issuable, when issued upon exercise of any Warrant and payment in full of the Exercise Price, shall be duly and validly issued and fully-paid and nonassessable.

     (b) Before taking any action which would result in an adjustment in the number of shares of Common Stock comprising a Stock Unit or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

     (c) If any shares of Common Stock required to be reserved for issue upon exercise of Warrants require registration with any governmental authority under any federal or state law before such shares may be so issued, the Company shall in good faith and as expeditiously as possible and at its expense endeavor to cause such shares to be duly registered.


                                  Article VII
               TAKING OF RECORD; STOCK AND WARRANT TRANSFER BOOKS

     Section 7.1 Taking of Record, etc. In the case of all dividends or other distributions by the Company to the holders of its Common Stock with respect to which any provision of Article IV hereof refers to the taking of a record of such holders, the Company shall in each such case take such a record and shall take such record as of the close of business on a Business Day. The Company shall not at any time, except upon dissolution, liquidation or winding up, close its stock transfer books or Warrant transfer books so as to result in preventing or delaying the exercise or transfer of any Warrant.

     Section 7.2 Replacement of Instruments. Upon receipt by the Company of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any certificate or instrument evidencing any Warrants, and (a) in the case of loss, theft or destruction, of indemnity reasonably satisfactory to it, or (b) in the case of mutilation, upon surrender or cancellation thereof, the Company, at its expense, shall execute, register and deliver, in lieu thereof, a new certificate or instrument for (or covering the purchase of) an equal number of Warrants.

                                  Article VIII
                   EXPENSES, TRANSFER TAXES AND OTHER CHARGES

     Section 8.1 Expenses, etc. The Company shall pay any and all expenses, transfer taxes and other charges, including, without limitation, all costs associated with the preparation, issue and delivery of stock or warrant certificates, that may be incurred in respect of the issuance or delivery of shares of Common Stock upon exercise of this Warrant pursuant to Article II hereof, or in connection with any transfer, division or combination of Warrants pursuant to Article III hereof. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of shares of Common Stock in a name other than that in which this Warrant is registered, and no such issue or delivery shall be made unless and until the Person requesting such issue has paid to the Company the amount of any such tax, or has established, to the satisfaction of the Company, that such tax has been paid.

                                   Article IX
                                NO VOTING RIGHTS

     Section 9.1 No Voting Rights. This Warrant shall not entitle the holder hereof to any voting rights or other rights as a stockholder of the Company.

                                   Article X
                                  MISCELLANEOUS

     Section 10.1 Office of the Company. So long as any of the Warrants remains outstanding, the Company shall maintain an office in the continental United States of America where the Warrants may be presented for exercise, transfer, division or combination as in this Warrant provided. Such office shall be at Company's office unless and until the Company shall designate and maintain some other office for such purposes and give notice thereof to the Holders of all outstanding Warrants. The Company shall maintain at such office books for the registration and transfer of the Warrants.

     Section 10.2 Notices. All notices, requests, demands, approvals, consents, waivers and other communications required or permitted to be given under this Warrant (each, a "Notice") shall be in writing and shall be (a) delivered personally, (b) mailed by first-class mail or certified mail, return receipt requested, postage prepaid, (c) sent by next-day or overnight mail or delivery or (d) sent by facsimile transmission, provided that a confirmation statement is retained by sender.

                           (a) if to holder, to:

                                    L-3 Communications Corporation
                                    600 Third Avenue
                                    New York, New York  10016
                                    Facsimile:  (212) 805-5494
                                    Attention:  Christopher C. Cambria, Esq.

                           (b) if to Company, to:

                                    Innovative Micro Technology, Inc.
                                    75 Robin Hill Road
                                    Santa Barbara, California  93117
                                    Facsimile:  (805) 967-2677
                                    Attention:  John Foster, President

                            with a copy, which shall not constitute notice, to:

                                    James J. Slaby, Esq.
                                    Sheppard, Mullin, Richter & Hampton LLP
                                    333 South Hope Street
                                    Los Angeles, California  90017
                                    Facsimile:  (213) 620-1398

or, in each case, at such other address as may be specified in a Notice to the other party hereto from time to time. All Notices shall be deemed effective and given upon receipt.

     Section 10.3 Amendments. The terms of this Warrant and all other Warrants may be amended, and the observance of any term therein may be waived, but only with the written consent of the holders of Warrants evidencing two-thirds in number of the total number of Stock Units at the time purchasable upon the exercise of all then outstanding Warrants. For the purposes of determining whether the holders of outstanding Warrants entitled to purchase a requisite number of Stock Units at any time have taken any action authorized by this Warrant, any Warrants owned by the Company or any Affiliate of the Company shall be deemed not to be outstanding.

     Section 10.4 Restrictions on Transferability. The Warrants and the Warrant Shares shall be transferable only upon compliance with the conditions specified in Sections 5.3, 5.4 and 5.5 of the Stock Purchase Agreement, Section 8.1 of the Warrant and applicable Securities Act restrictions referred to in Section 3.1 of this Warrant, which conditions are intended to ensure compliance with the provisions of the Securities Act in respect of the transfer of any Warrant or any Warrant Shares, and any holder of this Warrant shall be bound by the provisions of (and entitled to the benefits of) Section 3.1 and the remainder of this Warrant.

     Section 10.5 Governing Law. This Warrant shall be governed by, and construed in accordance with, the law of the State of New York.

     Section 10.6 JURY TRIAL WAIVER. THE HOLDER AND THE COMPANY EACH WAIVE ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING INSTITUTED BY EITHER OF THEM AGAINST THE OTHER THAT PERTAINS DIRECTLY OR INDIRECTLY TO THIS WARRANT, ANY ALLEGED TORTIOUS CONDUCT BY THE HOLDER OR THE COMPANY, OR IN ANY WAY, DIRECTLY OR INDIRECTLY, ARISES OUT OF OR RELATES TO THE RELATIONSHIP BETWEEN HOLDER AND COMPANY.

     Section 10.7 Limitation of Liability. No provision hereof, in the absence of affirmative action by the holder hereof to purchase shares of Common Stock, and no mere enumeration herein of the rights or privileges of the holder hereof, shall give rise to any liability of such holder for the purchase price or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.



                            [Signature Page Follows]

     IN WITNESS WHEREOF, the Company has caused this Warrant to be signed in its name by a duly authorized officer and attested by its Secretary or an Assistant Secretary.


Dated:
                                     INNOVATIVE MICRO TECHNOLOGY, INC.



                                     By:___________________________________
                                         John Foster
                                         Chief Executive Officer


ATTEST:

-------------------------------
Peter T. Altavilla
Secretary